UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 4, 2015

Commission file number: 001-14330

AVINTIV SPECIALTY MATERIALS INC.

(Exact name of registrant as specified in its charter)

Delaware	57-1003983
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

9335 Harris Corners Parkway, Suite 300 Charlotte, North Carolina 28269	(704) 697-5100
(Address of principal executive offices)	(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On June 4, 2015, the registrant announced a new corporate brand and identity initiative. As a first step in this process, the registrant has selected “AVINTIV” as its new company name. Effective June 5, 2015, the registrant changed its legal name from Polymer Group, Inc. to AVINTIV Specialty Materials Inc. In addition, the registrant’s parent company changed its legal name to AVINTIV Acquisition Corporation and its parent company changed its legal name from PGI Specialty Materials, Inc. to AVINTIV Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 9, 2015

AVINTIV SPECIALTY MATERIALS INC.

By:	/s/ Dennis E. Norman
Name:	Dennis E. Norman
Title:	Executive Vice President, Chief Financial Officer and Treasurer